Earnings (loss) per share	3 Months Ended
Nov. 30, 2022
Earnings Loss Per Share
Earnings (loss) per share

11.	Earnings (loss) per share

	Three months ended November 30,
	2022	2021
Net income (loss) attributable to shareholders	$3,512	$(2,022)
Weighted average number of common shares for purposes of basic EPS	276,477,860	254,983,579
Effect of dilutive stock options and warrants	1,221,178	-
Weighted average number of common shares for purposes of diluted EPS	277,699,038	254,983,579

The determination of weighted average number of common shares for the purpose of diluted EPS excluded 7.4 million share options and 42.0 million warrants that were anti-dilutive for the period (2021: 7.4 million share options and 23.4 million share warrants).